UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.
(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer
700 North Water Street
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2011

Date of reporting period: 06/30/2011

Item 1. Report to Stockholders.

SEMIANNUAL REPORT
June 30, 2011

NICHOLAS
MONEY MARKET
FUND, INC.

700 NORTH WATER STREET
MILWAUKEE, WISCONSIN 53202
WWW.NICHOLASFUNDS.COM

NICHOLAS MONEY MARKET FUND, INC.

August 2011

Report to Fellow Shareholders:

     Once again interest rates on short-term securities remained remarkably low. We hoped going into 2011 the U.S. economy would improve to the point where the Federal Reserve Board (“Fed”) could signal increases to the Fed target rate and therefore short-term interest rates. However, for the first half of 2011, most of the macroeconomic data has not shown significant improvement. The Fed described in its August 2011 statement that information gathered since the June meeting indicates “economic growth so far this year has been considerably slower than the Committee had expected. Moreover, downside risks to the economic outlook have increased.” In other words, the Fed appears much less optimistic about the U.S. economy than it was just two months ago.

     According to a Fed statistical release, the 30-day AA rated Nonfinancial Commercial Paper (“C/P”) Interest Rate averaged around 15 basis points for the six-months ended June 30, 2011 with a low of 7 and a high of 21. Comparable financial commercial paper averaged around 1 basis point higher. After investing mainly in the aforementioned type of securities, the Fund, after the Adviser waived expenses, generated no return for the semiannual period and only a three basis point total return for the twelve month period ended June 30, 2011. This is comparable to what other money funds did for the same periods as seen in the chart below. However, despite the low return numbers for money funds they have avoided, as of the date of construction of this letter, the negative year-to-date returns generated by most of the major U.S. stock indices. It’s times like these that emphasize the value of holding a cash-equivalent as a part of your investment portfolio.

     Money market funds for the one-year period ended June 30, 2011 struggled to maintain a yield with the Lipper Money Market Fund average producing just a three basis point total return. According to Lipper data, for the six-month period ended June 30, 2011, most funds had no yields or positive returns at all. Within this scenario, Nicholas Money Market Fund had a 12-month total return of 0.03% and 7-day current and effective yields of 0.01% as of June 30, 2011.

     Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the period ended June 30, 2011.

	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc	0.03%	0.38%	1.94%	1.89%
Lipper Money Market Fund Category	0.03%	0.34%	1.82%	1.68%
Fund’s Gross Expense Ratio: 0.49%*
Fund’s Net Expense Ratio: 0.19%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The Fund’s returns and yields are reduced by expenses. Assumes reinvestment of dividends. Returns and yields shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

*

During the current year, the Adviser agreed to voluntarily absorb Fund management fees of 0.30% and accounting and administration fees of 0.025%. The Adviser may decrease or discontinue its absorption of these fees at any time in its sole discretion. The Fund’s expense ratios for the period ended June 30, 2011 can be found in the financial highlights included within this report.

     For the year ended June 30, 2011, the Fund ranked (based on total fund returns) within the top 23rd percentile (62 out of 273 funds) for 12-month total return as compared to the Lipper Money Market Fund Category as reported by Lipper Analytical Services, Inc. (“Lipper”). For the 3-, 5-and 10-year periods the Fund ranked within the top 38th, 35th, and 26th percentile for average annual total return as reported by Lipper (95 out of 253, 82 out of 236 and 49 out of 194 funds, respectively).

     The supply of short-term fixed income securities remains relatively low. Many companies have stock-piled cash and don’t need to issue much, if any, short-term debt. With such limited supply, companies can pay ridiculously low rates. Also, despite the recent downgrade of long-term U.S. Treasuries and Agencies by Standard & Poor’s the rates offered on these securities are still extremely low. We just again recently witnessed negative yields in some of the shorter-term Treasuries as investors, worried about the global economy, sought refuge there. Because money funds have to meet more stringent liquidity requirements, and holding qualifying Treasuries and Agencies makes that easier, they often are compelled to buy government debt, even when rates aren’t favorable. In addition, significantly shorter fund weighted average maturity (“WAM”) obligations has created much greater demand for money market instruments of shorter durations, which usually have the worst rates.

     The SEC continues to look at ways to make money funds safer. Last year we experienced the effect of reforms enacted to make these funds more resilient to certain short-term market risks. An idea the government is considering for future implementation includes a possible capital buffer of 1 to 3% of assets to prevent losses for money funds. A possible alternative would be to allow a net asset value per share of more or less than a dollar. A consequence to both the more stringent liquidity requirement changes set in motion last year and current proposals is that money fund yields can suffer. We will continue to inform you of significant regulatory changes that would affect the Fund.

     Net assets of the Fund increased from approximately $71.6 million at the beginning of 2011 to $78.8 by period end. Composition of Fund assets was similar to last fiscal year end with the majority in corporate C/P and CD’s and fewer than 10% in U.S. Treasuries. The Fund decreased its WAM from 49 days at the beginning of the period, to 42 by June 30, 2011 as even yields further out on the curve don’t look that attractive.

     As referred to above, the Fund has currently waived all management fees in addition to accounting and administrative fees. Absent these waivers, the Fund’s return year-to-date at June 30, 2011 would have been negative.

     Regarding the possibility of higher short-term interest rates we were hoping for better news, but in recent weeks it appears the downside risks to the U.S. economy are increasing. Concerns about government debt levels, diminutive GDP growth, the moribund real estate markets, shrinking consumer confidence and stubborn high unemployment rates have created a general feeling of malaise. Add to that burgeoning sovereign risk in the eurozone is causing many to worry about a double-dip recession. Fed future probability models show nearly no chance for short-term rate hikes this year, especially with inflation in the mid-term subdued. The Fed itself made the unusual declaration of likely keeping the status quo on rates at least through mid-2013. Considering these set of circumstances we don’t expect much, if any, changes to short-term interest rates in the near future. Despite the outlook and being mindful of risk, we will continue to scour through money market eligible securities for the best potential outcomes.

Thank you for your continued support.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Current and future portfolio holdings are subject to risk.

The SEC does not endorse, indemnify, approve, nor disapprove of any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return and yield would be reduced.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/11)

Financial Highlights (NICXX)
For a share outstanding throughout each period

	Six Months
	Ended			Years ended December 31,
	June 30, 2011
	(unaudited)		2010	2009	2008	2007	2006
NET ASSET VALUE,
BEGINNING OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00
INCOME FROM
INVESTMENT OPERATIONS
Net investment income	.000	(1)	.001	.002	.022	.047	.045
LESS DISTRIBUTIONS
From net investment income	(.000	)(1)	(.001)	(.002)	(.022)	(.047)	(.045)
NET ASSET VALUE,
END OF PERIOD	$1.00		$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	.00%	(1)(2)	.05%	.16%	2.26%	4.83%	4.58%

SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$78.8		$71.6	$80.2	$89.7	$84.7	$66.7
Ratio of expenses
to average net assets	.22	%(3)	.19%	.30%	.49%	.52%	.56%
Ratio of net investment income
to average net assets	.00%	(1)(3)	.05%	.16%	2.21%	4.72%	4.45%

Absent reimbursement of expenses
by Adviser (Note 2(a)) —
Ratio of expenses
to average net assets	.54	%(3)	.49%	.49%
Ratio of net investment income
to average net assets	(.32	)%(3)	(.25)%	(.03)%

(1)	Amount rounds to $.000 or .00%.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

Portfolio Maturity (As a Percentage of Portfolio)
June 30, 2011 (unaudited)

The above bar chart is based on actual days to maturity. The Fund’s minimum daily and weekly liquidity percentages, as defined by the Securities and Exchange Commission, were 13.06% and 33.60%, respectively.

Fund Expenses
For the six month period ended June 30, 2011 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses Paid
	Value	Value	During Period*
	12/31/10	06/30/11	01/01/11 - 06/30/11
Actual	$1,000.00	$1,000.00	$1.08
Hypothetical	1,000.00	1,023.92	1.09
(5% return before expenses)

*

Expenses are equal to the Fund’s six-month annualized expense ratio of .22%, multiplied by the average account value over the period, multiplied by 179 then divided by 365 to reflect the one- half year period.

Statement of Net Assets
June 30, 2011 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
CERTIFICATE OF DEPOSIT — 2.00%
$1,575,000	JPMorgan Chase Bank, N.A	07/05/2011	0.07%	$1,575,000
COMMERCIAL PAPER — 88.68%
1,000,000	Shell International Finance B.V	07/01/2011	0.21%	1,000,000
2,000,000	Shell International Finance B.V	07/01/2011	0.20%	2,000,000
1,000,000	American Express
	Credit Corporation	07/05/2011	0.13%	999,986
250,000	American Express
	Credit Corporation	07/05/2011	0.04%	249,999
1,750,000	BNP Paribas Finance Inc	07/05/2011	0.27%	1,749,947
400,000	Coca-Cola Company (The)	07/06/2011	0.19%	399,989
2,050,000	Prudential Funding, LLC	07/06/2011	0.12%	2,049,966
250,000	Reckitt Benckiser
	Treasury Services plc	07/06/2011	0.12%	249,996
545,000	Reckitt Benckiser
	Treasury Services plc	07/06/2011	0.10%	544,992
400,000	Sherwin-Williams Company (The)	07/06/2011	0.16%	399,991
1,000,000	Wisconsin Gas Company	07/06/2011	0.12%	999,983
535,000	Bank of Nova Scotia
	New York Agency (The)	07/07/2011	0.12%	534,989
1,000,000	Prudential plc	07/07/2011	0.29%	999,952
1,675,000	Wisconsin Electric Power Company	07/07/2011	0.14%	1,674,961
100,000	Bank of Nova Scotia
	New York Agency (The)	07/08/2011	0.14%	99,997
1,000,000	ConocoPhillips Qatar Funding Ltd	07/08/2011	0.25%	999,951
750,000	Franklin Resources, Inc	07/08/2011	0.13%	749,981
700,000	Franklin Resources, Inc	07/08/2011	0.12%	699,984
625,000	Franklin Resources, Inc	07/08/2011	0.11%	624,987
300,000	Wisconsin Electric Power Company	07/08/2011	0.13%	299,992
250,000	Wisconsin Gas Company	07/08/2011	0.12%	249,994
1,000,000	John Deere Bank S.A	07/11/2011	0.11%	999,970
750,000	John Deere Credit Limited	07/11/2011	0.13%	749,973
1,500,000	JPMorgan Chase & Co	07/11/2011	0.15%	1,499,937
1,200,000	E.I. du Pont de Nemours
	and Company	07/12/2011	0.15%	1,199,945
500,000	Nordea North America Inc	07/12/2011	0.12%	499,982
1,700,000	Prudential Funding, LLC	07/12/2011	0.13%	1,699,932
250,000	Procter & Gamble International
	Funding SCA	07/13/2011	0.10%	249,992
475,000	Sherwin-Williams Company (The)	07/13/2011	0.17%	474,973

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)
June 30, 2011 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
COMMERCIAL PAPER — 88.68% (continued)
$2,500,000	Novartis Securities Investment Ltd	07/14/2011	0.24%	$2,499,784
1,250,000	Sherwin-Williams Company (The)	07/14/2011	0.14%	1,249,937
700,000	Nordea North America Inc	07/15/2011	0.27%	699,927
375,000	John Deere Bank S.A	07/18/2011	0.11%	374,981
300,000	Nordea North America Inc	07/18/2011	0.11%	299,984
1,080,000	Prudential plc	07/18/2011	0.25%	1,079,873
1,175,000	Prudential plc	07/18/2011	0.18%	1,174,900
250,000	Prudential plc	07/18/2011	0.15%	249,982
300,000	Prudential plc	07/18/2011	0.19%	299,973
600,000	Walt Disney Company (The)	07/18/2011	0.17%	599,952
1,725,000	Sherwin-Williams Company (The)	07/20/2011	0.16%	1,724,854
795,000	American Honda
	Finance Corporation	07/21/2011	0.21%	794,907
1,300,000	ConocoPhillips Qatar Funding Ltd	07/21/2011	0.12%	1,299,913
250,000	Danaher Corporation	07/22/2011	0.12%	249,982
1,500,000	Toyota Motor Credit Corporation	07/22/2011	0.14%	1,499,877
1,250,000	American Express
	Credit Corporation	07/25/2011	0.10%	1,249,917
300,000	Coca-Cola Company (The)	07/25/2011	0.10%	299,980
500,000	Coca-Cola Company (The)	07/26/2011	0.25%	499,913
825,000	Nordea North America Inc	07/28/2011	0.20%	824,876
910,000	Toyota Motor Credit Corporation	07/28/2011	0.15%	909,898
1,050,000	Toyota Motor Credit Corporation	07/28/2011	0.14%	1,049,890
655,000	American Express
	Credit Corporation	07/29/2011	0.10%	654,949
1,500,000	Nordea North America Inc	07/29/2011	0.20%	1,499,766
525,000	American Express
	Credit Corporation	08/01/2011	0.10%	524,955
2,000,000	BASF SE	08/03/2011	0.10%	1,999,817
500,000	Coca-Cola Company (The)	08/03/2011	0.25%	499,885
1,500,000	John Deere Bank S.A	08/03/2011	0.10%	1,499,863
1,400,000	BNP Paribas Finance Inc	08/04/2011	0.23%	1,399,696
1,000,000	Bank of Nova Scotia
	New York Agency (The)	08/08/2011	0.15%	999,842
500,000	Australia and New Zealand
	Banking Group Limited	08/10/2011	0.28%	499,844
1,300,000	ConocoPhillips Qatar
	Funding Ltd	08/16/2011	0.21%	1,299,651

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)
June 30, 2011 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
COMMERCIAL PAPER — 88.68% (continued)
$492,000	Reckitt Benckiser
	Treasury Services plc	08/24/2011	0.21%	$491,845
250,000	Walt Disney Company (The)	09/07/2011	0.10%	249,953
550,000	Walt Disney Company (The)	09/07/2011	0.10%	549,896
1,250,000	Bank of Nova Scotia
	New York Agency (The)	09/12/2011	0.16%	1,249,595
650,000	BASF SE	09/13/2011	0.16%	649,786
1,500,000	American Honda
	Finance Corporation	09/16/2011	0.17%	1,499,455
1,000,000	Coca-Cola Company (The)	09/19/2011	0.18%	999,600
420,000	Coca-Cola Company (The)	09/19/2011	0.16%	419,851
650,000	American Honda
	Finance Corporation	09/21/2011	0.16%	649,763
450,000	Coca-Cola Company (The)	10/05/2011	0.16%	449,808
1,000,000	Novartis Finance Corporation	10/11/2011	0.12%	999,660
1,125,000	Nestle Capital Corporation	10/14/2011	0.25%	1,124,181
1,750,000	Nestle Capital Corporation	10/14/2011	0.26%	1,748,673
1,500,000	Westpac Banking Corporation	11/04/2011	0.28%	1,498,530
1,000,000	Reckitt Benckiser
	Treasury Services plc	11/18/2011	0.44%	998,327
1,500,000	Reckitt Benckiser
	Treasury Services plc	11/23/2011	0.36%	1,497,885
	TOTAL COMMERCIAL PAPER			69,842,717
U.S. GOVERNMENT SECURITIES — 9.25%
500,000	U.S. Treasury Note	08/31/2011	0.22%	500,633
1,000,000	U.S. Treasury Note	09/30/2011	0.22%	1,010,507
1,500,000	U.S. Treasury Note	10/31/2011	0.25%	1,503,697
4,250,000	U.S. Treasury Note	11/15/2011	0.24%	4,273,622
	TOTAL U.S. GOVERNMENT
	SECURITIES			7,288,459

The accompanying notes to financial statements are an integral part of this statement.

Statement of Net Assets (continued)
June 30, 2011 (unaudited)

			Yield to	Amortized
Principal		Maturity	Maturity	Cost
Amount		Date	(Note 1(b))	(Note 1(a))
	VARIABLE RATE SECURITIES — 0.04%
$27,838	American Family Financial
	Services, Inc.(1)	07/01/2011	0.10%	$27,838
	TOTAL
	INVESTMENTS — 99.97%			78,734,014

	OTHER ASSETS, NET OF
	LIABILITIES — 0.03%			$27,788

	TOTAL NET ASSETS
	(basis of percentages
	disclosed above) — 100%			$78,761,802

	NET ASSET VALUE PER SHARE
	($0.0001 par value, 3,000,000,000
	shares authorized), offering price
	and redemption price
	($78,761,802 / 78,761,802
	shares outstanding)			$1.00

(1)	Subject to a demand feature as defined by the Securities and Exchange Commission.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2011 (unaudited)

INCOME
Interest	$77,556
EXPENSES
Management fee	105,687
Registration fees	20,164
Transfer agent fees	14,787
Audit and tax fees	11,300
Accounting and administrative fees	8,807
Directors’ fees	5,720
Accounting system and pricing service fees	5,503
Legal fees	4,424
Printing	4,410
Postage and mailing	3,650
Insurance	2,980
Custodian fees	1,704
Other operating expenses	1,483
Total expenses before reimbursement	190,619
Reimbursement of expenses by adviser (Note 2)	(114,494)
Total expenses after reimbursement	76,125
Net investment income	$1,431

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2011 (unaudited) and the year ended December 31, 2010

	Six Months
	Ended
	06/30/2011	Year Ended
	(unaudited)	12/31/2010
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income	$1,431	$42,839

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,431)	(42,839)

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
Proceeds from shares issued	29,905,603	42,657,889
Reinvestment of distributions	1,965	44,943
Cost of shares redeemed	(22,723,657)	(51,289,900)
Change in net assets derived
from capital share transactions	7,183,911	(8,587,068)
Total increase(decrease) in net assets	7,183,911	(8,587,068)

NET ASSETS
Beginning of period	71,577,891	80,164,959
End of period	$78,761,802	$71,577,891

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2011 (unaudited)

(1) Summary of Significant Accounting Policies —

Nicholas Money Market Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The following is a summary of the significant accounting policies of the Fund:

(a) Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.  Variable rate instruments and certificates of deposit purchased at par are valued at cost which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in any hedging activities during the year.  Investment transactions are generally accounted for on the trade date.

In accordance with Accounting Standards Codification (“ASC”) 820-10, “Fair Value Measurements and Disclosures” (“ASC 820-10”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

    Level 1 – quoted prices in active markets for identical investments

     Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value:

Investments
Valuation Inputs	in Securities
Level 1 –
None	$—
Level 2 –
Certificate of Deposit	1,575,000
Commercial Paper	69,842,717
U.S. Government Securities	7,288,459
Variable Rate Security	27,838
Level 3 –
None	—
Total	$78,734,014

There were no significant transfers between levels during the period ended June 30, 2011 and the Fund did not hold any Level 3 investments during the year.

(b) Yield to maturity is calculated at date of purchase for commercial paper. For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

(c) The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and purchases investments which have maturities of 397 days or less. As of June 30, 2011, the Fund’s dollar-weighted average portfolio maturity was 42 days. Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

(d) Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Dividends from net investment income of the Fund are accrued daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gain distributions are included in ordinary income for tax purposes. The Fund distributed $1,431 and $42,839 of ordinary income during the six months ended June 30, 2011 and the year ended December 31, 2010,

Notes to Financial Statements (continued)
June 30, 2011 (unaudited)

respectively. There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2011.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2011. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal 2011. At June 30, 2011, the fiscal years 2007 through 2010 remain open to examination in the Fund’s major tax jurisdictions.

(e) The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(f) In connection with the preparation of the Fund’s financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of June 30, 2011. There have been no significant subsequent events since June 30, 2011 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties —

(a) Investment Adviser and Management Agreement —

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the “Adviser”) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .30% of the average net asset value of the Fund. The Adviser has voluntarily agreed to absorb the Fund’s management fees for the period ended June 30, 2011. Under this agreement, the Adviser absorbed $105,687 during the period ended June 30, 2011. The Adviser has voluntarily agreed to reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50% of the average net assets for the year. No such reimbursements were made in 2011. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services. The Adviser has voluntarily absorbed accounting and administrative fees of $8,807 for the period ended June 30, 2011.

(b) Legal Counsel —

A director of the Adviser is affiliated with a law firm that provides services to the Fund. The Fund incurred expenses of $2,174 for the period ended June 30, 2011 for legal services rendered by this law firm.

Approval of Investment Advisory Contract
(unaudited)

In February 2011, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2012. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2010, the management fee was 0.30% and the Fund’s total expense ratio absent reimbursement by the Adviser (including the management fee) was 0.49%. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund’s peer group: (i) the Fund’s expense ratio, which was low compared to the overall peer group; (ii) the Fund’s performance on a short-term and long-term basis; (iii) the Fund’s management fee; and (iv) the range and quality of the services offered by the Adviser. Specifically, the Board noted that the Fund performed in the upper thirteenth, forty-second, thirty-second and twenty-third percent of its category for the 1-, 3-, 5- and 10-year periods ended December 31, 2010 and the upper thirteenth, forty-first and fortieth percent for the calendar years 2010, 2009 and 2008, within the money market funds in the Lipper, Inc. universe.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund’s performance relative to peer funds. The Board reviewed the actual relative short-term and long-term performance of the Fund. The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund’s fee levels and concluded that the Adviser had been instrumental in holding down Fund costs.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser’s management in general terms. The Board expressed the opinion that given the Board’s focus on performance and maintaining a low fee structure that the Adviser’s profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with management’s control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535. It also appears in the Fund’s Statement of Additional Information, which can be found on the SEC’s website, www.sec.gov. A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund’s website, www.nicholasfunds.com, and the SEC’s website, www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy
(unaudited)

     Nicholas Money Market Fund, Inc. respects each shareholder’s right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*

Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*

Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

     We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*

With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.
*	When required by law, such as in response to a subpoena or other legal process.

     The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

     In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)

• IRAs
• Traditional • SIMPLE
• Roth • SEP

• Coverdell Education Accounts

• Profit Sharing Plan

• Automatic Investment Plan

• Direct Deposit of Dividend and Capital Gain Distributions

• Systematic Withdrawal Plan with Direct Deposit

• Monthly Automatic Exchange between Funds

• Telephone Redemption

• Telephone Exchange

• 24-hour Automated Account Information (800-544-6547)

• 24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547).

Notes

Notes

Directors and Officers
ALBERT O. NICHOLAS, President and Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JEFFREY T. MAY, Senior Vice President, Secretary,
Treasurer and Chief Compliance Officer

DAVID O. NICHOLAS, Senior Vice President

LAWRENCE J. PAVELEC, Senior Vice President

LYNN S. NICHOLAS, Vice President

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer

Date: 08/30/2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas
Name: Albert O. Nicholas
Title: Principal Executive Officer
Date: 08/30/2011

By: /s/ Jeffrey T. May
Name: Jeffrey T. May
Title: Principal Financial Officer
Date: 08/30/2011